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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported) February 3, 1998
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Code-Alarm, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

Michigan
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                 (State of Other Jurisdiction of Incorporation)

       016441                                               38-2334695
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(Commission File Number)                       (IRS Employer Identification No.)

950 E. Whitcomb, Madison Heights, Michigan                          48071
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (248) 583-9620
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              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         On February 3, 1998, final judgment was entered in the case of Code-Alarm, Inc. v. Directed Electronics, Inc., Case No. 87-CV-74022-DT, against Code-Alarm, Inc. (the "Company") in the amount of $10,651,443 plus daily prejudgment interest of $1,992.99 from January 20, 1998 until February 2, 1998. The Company has filed a Motion to Alter or Amend the Judgment (the "Motion"), requesting reconsideration of $1,952,684 of the final judgment. Directed Electronics, Inc., has not yet filed a response to the Motion and the Court has taken the Motion under advisement. On February 6, 1998, the court entered an Order (1) staying execution of the amount of $1,952,684 from the final judgment, without security, until final disposition of the Motion, and (2) refusing to stay the remaining portion of the final judgment


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without security, but providing that no execution will be permitted to issue upon the remaining portion, nor proceedings taken for its enforcement, until 30 days after February 3, 1998. The 30 day stay without security was provided to enable the Company to appeal the denial of stay without security to the Court of Appeals for the Federal Circuit. Upon expiration of the 30 day stay, the Company must, as security, post a supersedeas bond pending appeal in the amount of $8,698,759, plus prejudgment interest from January 20, 1998, until February 2, 1998, plus a sum equal to sixteen months post-judgment interest. The Company's request for stay without bond is based, in part, upon its counterclaim against Directed Electronics in the California lawsuit titled Directed Electronics, Inc.
v. Code-Alarm, Case No. 95-0513S (previously described in the Company's Form 10-K filed with the Securities and Exchange Commission), currently scheduled for trial on February 24, 1998. If the Company is unsuccessful in obtaining an extension of the stay without bond, then the Company expects to draw on its arrangements with General Electric Capital Corporation and with Pegasus Partners, L.P. ("Pegasus"), as necessary to obtain a supersedeas bond to satisfy the Order, in which case the Company will issue Litigation Warrants to Pegasus as described in the Company's October 24, 1997, Form 8-K filed with the Commission. As previously announced, the Company has created a $10,000,000 reserve with respect to the judgment.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     CODE-ALARM, INC.
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Date:  February 17, 1998                           By: /s/ Craig S. Camalo
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                                                      CRAIG S. CAMALO
                                                      Secretary










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